Exhibit 10.4

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 1, 2026, by and among Canyon Creek Energy – Arkoma, LLC, a Delaware limited liability company (“Canyon Creek”), Alchemist Energy LeaseCo, LP, a Delaware limited partnership (“Alchemist”), Harbor Island, LLC, a Florida limited liability company (“Harbor Island”), FBF Energy, LLC, an Oklahoma limited liability company (“FBF”), Harvard Petroleum Company, LLC, a New Mexico limited liability company (“Harvard”), and East Dennis Oil Company, LLC, a Texas limited liability company (“East Dennis”) (each, a “Seller” and, collectively, the “Sellers”), and Presidio Production Company, a Delaware corporation (including any of its successors by merger, acquisition, reorganization, conversion or otherwise, the “Company”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase and Sale Agreements (as defined below).

RECITALS

WHEREAS, the Company has entered into (i) that certain Purchase and Sale Agreement, dated as of May 7, 2026, by and between Canyon Creek and the Company, (ii) that certain Purchase and Sale Agreement, dated as of May 7, 2026, by and between Alchemist and the Company, (iii) that certain Purchase and Sale Agreement, dated as of May 7, 2026, by and between Harbor Island and the Company, (iv) that certain Purchase and Sale Agreement, dated as of May 7, 2026, by and between FBF and the Company, (v) that certain Purchase and Sale Agreement, dated as of May 7, 2026, by and between Harvard and the Company and (vi) that certain Purchase and Sale Agreement, dated as of May 7, 2026, by and between East Dennis and the Company (as may be amended or supplemented from time to time pursuant to the terms thereof, the “Purchase and Sale Agreements”);

WHEREAS, on the date hereof, pursuant to the Purchase and Sale Agreements, the Sellers received newly issued shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Stock Consideration”);

WHEREAS, in connection with the transactions contemplated by the Purchase and Sale Agreements (the “Transactions”), the Company has agreed to grant the Sellers certain registration rights with respect to the Stock Consideration as set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated when used in this Agreement with initial capital letters:

“Affiliate” shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; provided, that the Company and its Subsidiaries shall not be deemed to be Affiliates of the Sellers or any of their respective Affiliates or Subsidiaries. For the purposes of this definition, “control”, when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling,” “controlled,” “controlled by” and “under common control with” have meanings correlative to the foregoing.

“Automatic Shelf Registration Statement” shall have the meaning ascribed to such term in Section 2(a).

“Beneficially Own” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” shall mean the board of directors of the Company.

“Business Day” shall mean any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

“Class A Common Stock” shall mean Class A Common Stock, par value $0.0001 per share, of the Company.

“Closing Date” shall mean the date that the Transactions are consummated.

“Commission” shall mean the Securities and Exchange Commission.

“Contract” shall mean any written or oral contract, agreement, license or Lease (including any amendments thereto).

“Equity Securities” shall mean, with respect to any Person, all of the shares or quotas of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, trust rights, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted equity awards, restricted equity units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership, member or trust interests therein).

“Existing Registrable Securities” shall mean all of the Registrable Securities (as defined in the Existing Registration Rights Agreements) of the Existing Registration Rights Holders.

“Existing Registration Rights Agreements” shall mean (i) that certain Registration and Shareholder Rights Agreement, dated as of August 6, 2024, by and among, among others, EQV Ventures Acquisition Corp., EQV Ventures Sponsor LLC and BTIG, LLC and (ii) that certain Registration and Stockholders’ Rights Agreement, dated as of March 4, 2026, by and among, among others, Prometheus Holdings LLC, EQV Resources Intermediate LLC, EQV Ventures Sponsor LLC, EQV Ventures Acquisition Corp. and the Company (the “2026 RRA”).

“Existing Registration Rights Holders” shall mean (i) the Existing Registration Rights Holders (as defined in the 2026 RRA) and (ii) the Registration Rights Parties (as defined in the 2026 RRA), collectively.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Governmental Entity” shall mean any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.

“Law” shall mean any federal, state, local or foreign law, regulation or rule, or any decree, judgment, permit or order, of any Governmental Entity.

“Lease” shall mean all leases, subleases, licenses, concessions and other Contracts pursuant to which the Company or any Subsidiaries holds any leased real property (along with all amendments, modifications and supplements thereto).

“Liens” shall mean, with respect to any specified asset, any and all liens, mortgages, hypothecations, claims, encumbrances, options, pledges, licenses, rights of priority easements, covenants, restrictions and security interests thereon.

“Permitted Transferee” shall mean, with respect to any Seller or any of its Permitted Transferees: (a) the Company or any Subsidiaries thereof; (b) any Person approved in writing by the Board, in its sole discretion (such consent not to be unreasonably withheld, conditioned or delayed); (c) in the case of each Seller or any of its Permitted Transferees, (i) each of its direct and indirect equityholders and the Affiliates thereof from time to time (including any partner, shareholder or member controlling or under common control with such Seller), (ii) any other Seller, and (iii) any Permitted Transferee of any Seller; or (d) if a Seller or Permitted Transferee is a natural Person, any of such Seller’s or Permitted Transferee’s controlled Affiliates, or any trust or other estate planning vehicle that is under the control of such Seller or Permitted Transferee, as applicable, and for the sole benefit of such Seller or Permitted Transferee and/or such Seller’s and/or such Permitted Transferee’s spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing Persons, in the case of each of clauses (a) through (d), only if such transferee becomes a party to this Agreement.

“Person” shall mean individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“Proceeding” shall mean any action, claim, suit, charge, litigation, complaint, investigation, audit, notice of violation, citation, arbitration, inquiry or other proceeding at law or in equity (whether civil, criminal or administrative) by or before any Governmental Entity.

“Registrable Securities” shall mean, with respect to any Registration Rights Party, (a) the Stock Consideration Beneficially Owned by such Registration Rights Party and (b) any shares of Class A Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, any shares described in clause (a), including, without limitation, any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company; provided, however, that Registrable Securities shall not include any securities: (i) sold by a Registration Rights Party pursuant to an effective Registration Statement; (ii) otherwise transferred by a Registration Rights Party in a transaction in which the transferee is not entitled to the registration rights hereunder and new certificates for such securities not bearing a legend restricting further Transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) that have ceased to be outstanding; (iv) that are eligible for resale without restriction (including any volume or manner of sale restriction or public information requirement) under Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission); or (v) sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Rights Parties” shall mean the Sellers and Permitted Transferees who become Registration Rights Parties pursuant to Section 7.

“Registration Statement” shall mean a registration statement filed by the Company or its successor with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity), including any related prospectus (preliminary, final, free writing or otherwise), amendments and supplements to such registration statement or any related prospectus, including pre-and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement. Notwithstanding the foregoing, no prospectus supplement containing an Exchange Act report of the Company filed with respect to a Registration Statement or prospectus for which forward incorporation by reference is unavailable shall be considered a “Registration Statement” hereunder.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller Shares” shall mean all Equity Securities of the Sellers registered in the name of, or Beneficially Owned by, the Sellers, including any and all securities of the Company acquired and held in such capacity subsequent to the date hereof.

“Shelf Registration Statement” shall mean a Registration Statement on Form S-3 or Form S-1, as applicable, based on the Company’s eligibility at the time of such filing (or any successor form or other appropriate form under the Securities Act), for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Subsidiary” shall mean, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50.0% of the voting power or equity is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Equity Security or (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering for cash pursuant to an effective Registration Statement in which securities of the Company are sold to an Underwriter (or Underwriters) in a firm commitment underwriting for distribution to the public.

2. Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities.

(i) Within 30 calendar days after the Closing Date, the Company shall file with the Commission (at its sole cost and expense) a Registration Statement on Form S-3 or any similar short-form registration that may be available at such time or its successor form (“Form S-3”), or, if the Company is ineligible to use Form S-3, a Registration Statement on Form S-1 or any similar long-form registration that may be available at such time or its successor form (“Form S-1”), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Registration Rights Parties of all of the Registrable Securities then held by the Registration Rights Parties pursuant to any method or combination of methods legally available to, and requested by any Registration Rights Party (the “Resale Shelf Registration Statement”). The Company shall use its commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (A) 75 calendar days after the filing thereof (or, if the Commission reviews and has written comments to the Resale Shelf Registration Statement, the 105th calendar day following the filing thereof), and (B) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Resale Shelf Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of (A) through (C), the “Effectiveness Deadline”); provided, that if such deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. The Company agrees to cause such Resale Shelf Registration Statement, or another shelf registration statement that includes the Registration Rights Parties’ Registrable Securities, to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Registration Rights Parties until all such securities have ceased to be Registrable Securities (the “Effectiveness Period”). If the Company files a Form S-1 pursuant to this Section 2(a)(i), the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 (by filing a post-effective amendment to the Form S-1 or a new Shelf Registration Statement and obtaining its effectiveness, in either case, without affecting the effectiveness and availability of the existing Form S-1 until the effectiveness of the post-effective amendment or new Shelf Registration Statement) as soon as practicable after the Company is eligible to use Form S-3 (it being agreed that the Company shall file an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company for the resale of the Registrable Securities) (the “Automatic Shelf Registration Statement”).

(ii) Notification and Distribution of Materials. The Company shall notify the Registration Rights Parties in writing of the effectiveness of the Resale Shelf Registration Statement promptly and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), any prospectus contained therein or relating thereto (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as a Registration Rights Party may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(iii) Amendments and Supplements; Subsequent Shelf Registration. Subject to the provisions of Section 2(a)(i) above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and prospectus used in connection therewith or any document that is to be incorporated by reference into such Resale Shelf Registration Statement or prospectus as may be necessary to keep the Resale Shelf Registration Statement effective or as may be required by the rules, regulations or instructions applicable to the form used by the Company or by the Securities Act or rules and regulations thereunder with respect to the disposition of all Registrable Securities during the Effectiveness Period. If any Resale Shelf Registration Statement ceases to be effective under the Securities Act for any reason during the Effectiveness Period, the Company shall use its reasonable best efforts to as promptly as practicable cause such Resale Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as practicable amend such Resale Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Registration Statement as a Shelf Registration Statement (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, any Registration Rights Party; provided, that the Effectiveness Period shall be extended by the amount of time during which any of the Registrable Securities of the Registration Rights Parties are not registered under an effective Resale Shelf Registration Statement. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (A) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as practicable after the filing thereof and (B) keep such Subsequent Shelf Registration continuously effective, in compliance with the provisions of the Securities Act and available for use during the Effectiveness Period. Any references herein to Resale Shelf Registration Statement shall include any Subsequent Shelf Registration and any Shelf Registration Statement filed pursuant to the last sentence of Section 2(a)(i).

(iv) Suspensions. The Registration Rights Parties each acknowledge and agree that upon receipt of written notice from the Company, the Company may suspend the use of the Resale Shelf Registration Statement if it determines that in order for such registration statement not to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, an amendment thereto would be needed to include information that would at that time not otherwise be required to be disclosed in a current, quarterly or annual report under the Exchange Act and the Company has a bona fide business purpose for not making such information public, provided, that, (1) the Company shall suspend the use of the Resale Shelf Registration Statement for the shortest period of time, but in no event for a period of more than 60 consecutive days or more than a total of 90 calendar days in any 12-month period; provided, however, that the Company shall not defer or suspend its obligations in this manner more than two times in any 12-month period; (2) the Company shall suspend the use of any other Registration Statement and prospectus and shall not sell any securities for its own account or that of any other stockholder, in each case during such time as the Resale Shelf Registration Statement is suspended pursuant to this Section 2(a)(iv); and (3) the Company shall use its commercially reasonable efforts to make such Resale Shelf Registration Statement available for the sale by the Registration Rights Parties of such securities promptly thereafter. The Company shall promptly notify the Registration Rights Parties in writing of (y) the date on which such suspension will begin pursuant to this Section 2(a)(iv) and (z) the date on which such suspension period will end pursuant to this Section 2(a)(iv). The Effectiveness Period shall be extended by the amount of time during which the use of any Registration Statement is suspended pursuant to this Section 2(a)(iv).

(v) Registration of Additional Registrable Securities. If a Resale Shelf Registration Statement is then effective, within 10 Business Days after the Company has received a written request from a Permitted Transferee holding Registrable Securities not covered by an effective Resale Shelf Registration Statement, the Company shall file a prospectus supplement or amendment to the Resale Shelf Registration Statement to add such Permitted Transferee as a selling stockholder in such Resale Shelf Registration Statement to the extent permitted under the rules and regulations promulgated by the Commission.

(vi) Shelf Takedown. Subject to the other applicable provisions of this Agreement and to the extent permitted under the rules and regulations of the Commission, at any time that any Resale Shelf Registration Statement is effective, if a Registration Rights Party delivers a notice to the Company stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Resale Shelf Registration Statement (a “Shelf Offering”) and stating the number of Registrable Securities to be included in such Shelf Offering, then, subject to the other applicable provisions of this Agreement, the Company shall, as promptly as practicable, amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

(b) Piggyback Rights.

(i) Unlimited Piggyback Rights. At any time and from time to time following the Closing Date until the Termination Date, if the Company proposes to (A) file a Registration Statement with respect to an offering of Equity Securities of the Company or securities or other obligations exercisable or exchangeable for or convertible into Equity Securities of the Company (other than a form not available for registering the resale of the Registrable Securities to the public), for its own account or for the account of a stockholder of the Company that is not a party to this Agreement, or (B) conduct an offering of Equity Securities of the Company or securities or other obligations exercisable or exchangeable for or convertible into Equity Securities of the Company, for its own account or for the account of a stockholder that is not a party to this Agreement (such offering referred to in clause (A) or (B), a “Piggyback Offering”), the Company shall promptly but not less than 10 days before the anticipated filing date of the Registration Statement for such offering give written notice (the “Piggyback Notice”) of such Piggyback Offering to the Registration Rights Parties (provided that, in the case of a “bought deal” or “overnight transaction” (a “Bought Deal”), such Piggyback Notice must be provided no later than three (3) Business Days before the anticipated filing date of the applicable Registration Statement). The Piggyback Notice shall include the amount and type of securities to be included in such offering, the expected date of commencement of marketing efforts and any proposed managing underwriter and shall offer the Registration Rights Parties the opportunity to include in such Piggyback Offering such amount of Registrable Securities as each such Person may request. Subject to Section 2(b)(ii), the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within five (5) days after the date the Piggyback Notice is given (provided that, in the case of a Bought Deal, such written requests for inclusion must be received within one (1) Business Day after the date the Piggyback Notice is given); provided, however, that, in the case of a Piggyback Offering in the form of a “takedown” under a Shelf Registration Statement, such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered, unless the Company is then able to file an Automatic Shelf Registration Statement and in the reasonable judgment of the Company, the filing of the same to include the Registrable Securities of such requesting Registration Right Party that are not otherwise included in an effective Shelf Registration Statement would not have a material adverse effect on the price, timing or distribution of shares of Class A Common Stock in such Piggyback Offering. All Registration Rights Parties proposing to distribute their securities through a Piggyback Offering, as a condition for inclusion of their Registrable Securities therein, shall agree to enter into an underwriting agreement with the Underwriters for such Piggyback Offering; provided, however, that the underwriting agreement is in customary form.

(ii) Company Right to Abandon or Delay. If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason not to register or to delay the Piggyback Offering, the Company may, at its election, give notice of its determination to all Registration Rights Parties, and in the case of such a determination, will be relieved of its obligation set forth in Section 2(b) in connection with the abandoned or delayed Piggyback Offering, without prejudice. Notwithstanding any such election, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggyback Offering as provided in Section 2(c)(vi) of this Agreement and subject to the limitations set forth therein.

(iii) Withdrawal Rights. Any Registration Rights Party requesting to be included in a Piggyback Offering may withdraw its request for inclusion by giving written notice to the Company, (A) at least three (3) Business Days prior to the anticipated effective date of the Registration Statement filed in connection with such Piggyback Offering if the Registration Statement requires acceleration of effectiveness or (B) in all other cases, at least one (1) Business Day prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental prospectus (which shall be the preliminary supplemental prospectus, if one is used in the “takedown”) with respect to such offering; provided, however, that the withdrawal will be irrevocable and, after making the withdrawal, such Registration Rights Party will no longer have any right to include its Registrable Securities in that Piggyback Offering.

(iv) Reduction of Offering. If the managing Underwriter for a Piggyback Offering advises the Company that, in its opinion, inclusion of all securities requested to be included in such Piggyback Offering (whether by the Company, the Registration Rights Parties, the Existing Registration Rights Holders or any other Person) may materially and adversely affect the price, timing, distribution or success of the offering (a “Negative Impact”), then all such shares to be included therein shall be limited to the shares that the managing Underwriter believes can be sold without a Negative Impact and shall be allocated as follows:

(A) If the Piggyback Offering is initiated by the Company for its own account: (1) first, to the Company, (2) second to the Existing Registration Rights Holders who properly requested to include their securities in such Piggyback Offering pursuant to the Existing Registration Rights Agreements in accordance with the terms of such agreements, (3) third, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the Registration Rights Parties who properly requested to include their Registrable Securities in such Piggyback Offering (on a pro rata basis based on the number of Registrable Securities properly requested by such Persons to be included in the Piggyback Offering), and (4) fourth, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to other securityholders who properly requested to include their securities in such Piggyback Offering pursuant to an agreement, other than this Agreement and other than the Existing Registration Rights Agreements, with the Company that provides for registration rights in accordance with the terms of such agreement; and

(B) If the Piggyback Offering is initiated by the Company for the account of a Person pursuant to an agreement, other than this Agreement, with the Company that provides for registration rights: (1) first, to such Person, (2) second, to the Existing Registration Rights Holders who properly requested to include their Existing Registrable Securities in such Piggyback Offering pursuant to such agreement in accordance with the terms of such agreement, (3) third, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the Registration Rights Parties who properly requested to include their Registrable Securities in such Piggyback Offering (on a pro rata basis based on the number of Registrable Securities properly requested by such Persons to be included in the Piggyback Offering), (4) fourth, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the Company, and (5) fifth, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to other securityholders who properly requested to include their securities in such Piggyback Offering pursuant to an agreement, other than this Agreement and other than the Existing Registration Rights Agreements, with the Company that provides for registration rights in accordance with the terms of such agreement.

(c) Registration and Offering Procedures.

(i) Notification. After the effectiveness of the Resale Shelf Registration Statement, the Company shall promptly notify the Registration Rights Parties with Registrable Securities included in such Registration Statement: (A) when the Resale Shelf Registration Statement becomes effective; (B) when any post-effective amendment to the Resale Shelf Registration Statement becomes effective; (C) of the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to cause it to be removed as promptly as possible if entered); and (D) any request by the Commission for any amendment or supplement to the Resale Shelf Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by the Resale Shelf Registration Statement, such Resale Shelf Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly make available to the holders of Registrable Securities included in the Resale Shelf Registration Statement any such supplement or amendment. Prior to filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including all exhibits thereto and documents incorporated by reference therein, the Company shall furnish to the Underwriters, if any, the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed and such other documents as the Underwriters or such holders or their counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders sufficiently in advance, but in no event later than at least three (3) calendar days in advance, of filing to provide such Underwriters, such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and shall reasonably consider and incorporate any comments from such persons. Notwithstanding the foregoing, no notice shall be required with respect to a prospectus supplement containing an Exchange Act report of the Company filed with respect to a Registration Statement or prospectus for which forward incorporation by reference is unavailable and any such prospectus supplement shall not be considered a “Registration Statement” hereunder.

(ii) In no event shall any Registration Rights Party be identified as a statutory underwriter in a Registration Statement unless in response to a comment or request from the staff of the Commission; provided, however, that if the Commission requests that any Registration Rights Party be identified as a statutory underwriter in a Registration Statement, such Registration Rights Party will have an opportunity to withdraw from the Registration Statement.

(iii) Securities Laws Compliance and FINRA. The Company shall use its reasonable best efforts to (A) register or qualify the Registrable Securities covered by the Resale Shelf Registration Statement under such securities or “blue sky” Laws of such jurisdictions in the United States as the holders of Registrable Securities included in the Resale Shelf Registration Statement (in light of their intended plan of distribution) may reasonably request and (B) take such action necessary to cause such Registrable Securities covered by the Resale Shelf Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction where it is not then otherwise so subject. The Company shall cooperate with the holders of the Registrable Securities and the Underwriters, if any, or agent(s) participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(iv) Transfer Agent. The Company shall provide and maintain a transfer agent and registrar for the Registrable Securities.

(v) Listing. The Company shall use its reasonable best efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated.

(vi) Registration Expenses. The Company shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2(a), any Resale Shelf Registration Statement takedown pursuant to Section 2(a), any Piggyback Offering pursuant to Section 2(b), and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Resale Shelf Registration Statement becomes effective, including, without limitation: (A) all registration and filing fees; (B) fees and expenses of compliance with securities or “blue sky” Laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (C) printing, messenger and delivery expenses; (D) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (E) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by the terms hereof; (F) FINRA fees; (G) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; (H) the fees and expenses of any special experts retained by the Company in connection with such registration); (I) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including fees and expenses of any underwriters, placement agents and their counsel (to the extent not borne by such underwriters or placement agents) (but not the underwriting discounts or commissions payable to such underwriters or placement agents); (J) the fees and expenses of one nationally recognized counsel and one local counsel per applicable jurisdiction, in each case selected by the Registration Rights Parties owning the majority of the Registrable Securities to be included in any such registration or offering; and (K) all other expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show” (fees and expenses set forth in clauses (A) through (K), collectively, the “Registration Expenses”); provided, that the Company’s obligation to pay such other Registration Expenses set forth in clause (K) shall not exceed an amount equal to $100,000 in the aggregate. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof or any fees and expenses of any legal counsel (and any other advisors) representing the holders thereof, except for legal and other fees and expenses constituting Registration Expenses, which underwriting discounts or selling commissions and legal fees and expenses shall be borne by such holders, but the Company shall pay any underwriting discounts or selling commissions attributable to the securities it sells for its own account.

(vii) Information. Each holder of Registrable Securities shall promptly provide such customary information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with Federal and applicable state securities laws; provided that the Company may exclude a Registration Rights Party from the Resale Shelf Registration Statement if following the Company’s request for such information at least five Business Days prior to the anticipated filing date of the Resale Shelf Registration Statement, such Registration Rights Party unreasonably fails to furnish such information that is, in the reasonable opinion of the Company’s counsel, necessary to effect the registration under the Resale Shelf Registration Statement; provided, further, that the Company shall use commercially reasonable efforts to include such Registration Rights Party in the Resale Shelf Registration Statement when such Registration Statement is next amended or supplemented or a Subsequent Shelf Registration is filed if such Registration Rights Party has then timely provided such necessary information. No person or entity may participate in any Piggyback Offering initiated by the Company unless such person or entity (A) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (B) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements.

(viii) Other Obligations. At any time and from time to time after the expiration of any lock-up period to which such shares are subject, if any, in connection with a sale or Transfer of Registrable Securities exempt from registration under the Securities Act or through transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement of which such prospectus forms a part, the Company shall, subject to the receipt of customary documentation required from the applicable holders in connection therewith and subject to applicable securities and other laws, (A) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (B) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (A). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by such holders in connection with the aforementioned sales or Transfers. Further, if a Registration Statement covering the resale of Registrable Securities by a Registration Rights Party is effective under the Securities Act and such Registration Rights Party delivers to the Company a representation and/or “will comply” letter, as applicable, in form and substance reasonably acceptable to the Company, certifying that, among other things, such Registration Rights Party will only transfer such Registrable Securities pursuant such effective Registration Statement (to the extent a proposed sale of such Registrable Securities is pursuant to such Registration Statement and not Rule 144 or another applicable exemption from registration under the Securities Act), the Company shall instruct the transfer agent to remove any legend, notation or similar designation restricting transferability of the Registrable Securities from the certificates or book-entries evidencing such Registrable Securities; provided, that such Registration Rights Party will, upon the Company’s request following any lapse of effectiveness of such Registration Statement, cooperate with the Company to have any then-applicable restrictive legends reincluded on such Registrable Securities. Any legal opinion required by the Company’s transfer agent in connection the Company’s obligations contemplated by this Section 2(c)(viii) shall be delivered by the Company’s counsel, and any fees of the Company, the transfer agent and Company counsel associated with the issuance of any such legal opinion or the removal of such legends shall be borne by the applicable Registration Rights Party.

(ix) Legend Removal Obligations. The Registrable Securities are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, no Registration Rights Party shall, directly or through others, offer or sell any Registrable Securities except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. The Company may impose stop-transfer instructions with respect to any Registrable Securities that are to be transferred in contravention of this Agreement. If any Registration Rights Party (A) proposes to sell or Transfer any Registrable Securities exempt from Section 5 of the Securities Act, pursuant to an effective Registration Statement, or pursuant to Rule 144, including in each case in connection with any trading program under Rule 10b5-1 of the Exchange Act, (B) holds Registrable Securities that are eligible for resale pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Shares, or (C) holds Registrable Securities that do not require a legend under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) as determined in good faith by counsel to the Company or set forth in a legal opinion delivered by nationally recognized counsel to such Registration Rights Party and the Company’s transfer agent, if required by such transfer agent, then the Company shall, at the sole expense of the Company, promptly, and in any event no later than within two trading days, take any and all actions necessary or reasonably requested by such Registration Rights Party to facilitate and permit the removal of any restrictive legends from such Registrable Securities, including, without limitation, the delivery of any opinions of counsel or instruction letters to the transfer agent as are requested by the same; provided, that with respect to clauses (B) and (C) above, the applicable Registration Rights Party has provided all documentation and evidence (which may include an opinion of counsel) as may be reasonably required by the Company or its transfer agent to confirm that the legend may be removed under applicable securities laws (the “Legend Removal Documents”). Each Registration Rights Party agrees to provide the Company, its counsel or the transfer agent with the evidence reasonably requested by it to cause the removal of such legends, including, as may be appropriate, any information the Company reasonably deems necessary to determine that such legend is no longer required under the Securities Act or applicable state Laws. The applicable Registration Rights Party shall be responsible for all fees and expenses (including of counsel for such Registration Rights Party) incurred by such Registration Rights Party with respect to delivering the Legend Removal Documents.

(x) Rule 144. With a view to making available to the Registration Rights Parties the benefits of Rule 144 that may, at such times as Rule 144 is available to shareholders of the Company, permit the Registration Rights Parties to sell securities of the Company to the public without registration, the Company agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (C) furnish to each Registration Rights Party so long as such Registration Rights Party owns Registrable Securities, within two Business Days following its receipt of a written request, (1) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (it being understood that the availability of such report on the Commission’s EDGAR system shall satisfy this requirement) and (3) such other information as may be reasonably requested in writing to permit the Registration Rights Parties to sell such securities pursuant to Rule 144 without registration.

(xi) In-Kind Distributions. If any holder of Registrable Securities (and/or any of its Affiliates) seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will reasonably cooperate with and assist such holder, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Registrable Securities without restrictive legends, to the extent no longer applicable, the cost of which shall be borne by such holder).

(xii) No Inconsistent Agreements; Additional Rights. Except for the Series A Preferred SPA, the Subscription Agreements (each, as defined in the Business Combination Agreement (as defined in the 2026 RRA)) and the Existing Registration Rights Agreements, neither the Company nor any of its Subsidiaries is currently a party to any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement. Without the prior written consent of each Registration Rights Party, neither the Company nor any of its Subsidiaries shall grant to any Person or agree to otherwise become obligated in respect of the rights of registration in the nature or substantially in the nature of those set forth in Section 2 of this Agreement that would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration, and the Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement, the Existing Registration Rights Agreements, the Series A Preferred SPA and the Subscription Agreements. For the avoidance of doubt, the Registration Rights Parties each acknowledge and agree that the Company may include securities of parties to the Existing Registration Rights Agreements.

(xiii) General Cooperation. The Company shall use commercially reasonable efforts to cooperate with, and take such customary actions as may reasonably be requested by the Registration Rights Parties, in connection with a registration pursuant to this Agreement.

(d) Indemnification.

(i) The Company agrees to indemnify and hold harmless, to the extent permitted by Law, each Registration Rights Party, its directors, members, managers, partners and officers, employees, and agents, and each Person who controls such Registration Rights Party (within the meaning of the Securities Act or the Exchange Act) and each affiliate of such Registration Rights Party (within the meaning of Rule 405 under the Securities Act) from and against any and all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by (A) (1) in any Registration Statement filed pursuant to the terms of this Agreement, any untrue or alleged untrue statement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in any prospectus included in or relating to any such Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto, any untrue or alleged untrue statement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any violation or alleged violation by the Company of any federal, state, common or other law, rule or regulation applicable to the Company in connection with such registration, including the Securities Act, any state securities or “blue sky” laws or any rule or regulation thereunder in connection with such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such Registration Rights Party expressly for use therein.

(ii) Each Registration Rights Party agrees, severally and not jointly with the other parties to this Agreement, to indemnify and hold harmless the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from (A) in any Registration Statement filed pursuant to the terms of this Agreement, any untrue or alleged untrue statement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) in any prospectus included in or relating to any such Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto, any untrue or alleged untrue statement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such Registration Rights Party expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Registration Rights Parties furnishing such information or affidavits. In no event shall the liability of any be greater than the amount of the net proceeds received by such Registration Rights Party upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(iii) Any Person entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder except to the extent such failure has not prejudiced the indemnifying party in defending such claim) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one nationally recognized counsel for all parties indemnified by such indemnifying party with respect to such claim (plus one local counsel for all parties in each jurisdiction in which a proceeding with respect to such claim is taking place), unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or includes any admission as to fault, culpability or failure to act on the part of such indemnified party.

(iv) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Registrable Securities.

(v) If the indemnification provided under this Section 2(d) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an indemnifying party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 2(d)(v) from any Person who was not guilty of such fraudulent misrepresentation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(d)(v) were determined solely by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 2(d)(v). Any contribution pursuant to this Section 2(d)(v) by any Registration Rights Party shall be limited in amount to the amount of net proceeds received by such Registration Rights Party from the sale of Registrable Securities pursuant to a Registration Statement filed pursuant to the terms of this Agreement, less the aggregate amount of any damages or other amounts such Registration Rights Party has otherwise been required to pay (pursuant to the indemnification provisions of this Section 2(d) or otherwise) by reason of such Registration Rights Party’s untrue or alleged untrue statement or omission or alleged omission. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement. The indemnification and contribution obligations provided for in this Section 2(d) shall be in addition to any liability that any party hereto may otherwise have to any other party hereto, shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

3. Representations and Warranties.

(a) Representations and Warranties of Sellers. Each Seller hereby represents and warrants to the Company and each other Seller, severally and not jointly, with respect to such Seller and such Seller’s ownership of his, her or its Seller Shares set forth on Exhibit A, as of the Closing Date:

(i) Organization; Authority. If such Seller is a legal entity, such Seller (A) is duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (B) has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by such Seller. This Agreement constitutes a valid and binding obligation of such Seller enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a Proceeding in equity or at law).

(ii) No Consent. Except as provided in this Agreement and for filing requirements under applicable securities laws, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of such Seller is required in connection with such Seller’s execution, delivery and performance of this Agreement, except where the failure to obtain such consents, approvals, authorizations or to make such designations, declarations or filings would not materially interfere with such Seller’s ability to perform his, her or its obligations pursuant to this Agreement. If such Seller is a trust, no consent of any beneficiary is required for such Seller’s execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(iii) No Conflicts; Litigation. Neither such Seller’s execution and delivery of this Agreement, nor such Seller’s consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will (A) conflict with or violate any provision of the organizational documents of such Seller, or (B) violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, Lease or other agreement, instrument, concession, franchise, license, notice or Law, applicable to such Seller or to such Seller’s property or assets, except, in the case of clause (B), that would not reasonably be expected to impair, individually or in the aggregate, such Seller’s ability to fulfill its obligations under this Agreement. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of such Seller, threatened, against such Seller or any of such Seller’s Affiliates or any of their respective assets or properties that would materially interfere with such Seller’s ability to perform his, her or its obligations pursuant to this Agreement or that would reasonably be expected to prevent, enjoin, alter or delay any of the transactions contemplated hereby.

(iv) Ownership of Shares. Such Seller Beneficially Owns his, her or its Seller Shares free and clear of all Liens, except for the restrictions expressly contemplated by this Agreement and the applicable Purchase and Sale Agreement. Except pursuant to this Agreement or the Purchase and Sale Agreements, there are no Options (as defined below), warrants or other rights, agreements, arrangements or commitments of any character to which such Seller is a party relating to the pledge, acquisition, disposition, Transfer or voting of his, her or its Seller Shares and there are no voting trusts or voting agreements with respect to such Seller Shares. Such Seller does not Beneficially Own (A) any shares of capital stock of the Company other than the Seller Shares set forth on Exhibit A or (B) any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company (collectively, “Options”).

(b) Representations and Warranties of the Company. The Company on its own behalf hereby represents and warrants to each Seller, as of the Closing Date:

(i) Organization; Authority. The Company (A) is duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (B) has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a Proceeding in equity or at law).

(ii) No Consent. Except as provided in this Agreement and for filing requirements under applicable securities laws, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of the Company is required in connection with the Company’s execution, delivery and performance of this Agreement, except where the failure to obtain such consents, approvals, authorizations or to make such designations, declarations or filings would not interfere with the Company’s ability to perform its obligations pursuant to this Agreement or have a material adverse effect on the Company’s business, operations, results of operations, condition (financial or otherwise), assets or properties.

(iii) No Conflicts; Litigation. Neither the Company’s execution and delivery of this Agreement, nor the Company’s consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will (A) conflict with or violate any provision of the organizational documents of the Company, or (B) violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, Lease or other agreement, instrument, concession, franchise, license, notice, order or Law, applicable to the Company or to the Company’s property or assets, except, in the case of clause (B), that would not reasonably be expected, individually or in the aggregate, to impair the Company’s ability to fulfill its obligations under this Agreement or have a material adverse effect on the Company’s business, operations, results of operations, condition (financial or otherwise), assets or properties. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of the Company, threatened, against the Company or any of the Company’s Affiliates or any of their respective assets or properties that would materially interfere with the Company’s ability to perform its obligations pursuant to this Agreement or that would reasonably be expected to prevent, enjoin, alter or delay any of the transactions contemplated hereby.

4. Specific Enforcement. Each party hereto acknowledges that the rights of each party hereto to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event any of the provisions hereof are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching party hereto would have no adequate remedy at law) and the non-breaching party hereto would be irreparably damaged. Accordingly, each party hereto agrees that each other party hereto shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions hereof and to enforce specifically this Agreement to the extent expressly contemplated herein and the terms and provisions hereof in any Proceeding, in addition to any other remedy to which such Person may be entitled. Each party hereto agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto acknowledge and agree that any party hereto seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in accordance with this Section 4 shall not be required to provide any bond or other security in connection with any such injunction.

5. Termination.

(a) Except as set forth in Section 5(b), this Agreement shall terminate automatically (without any action by any party hereto) as to any Registration Rights Party when such Registration Rights Party ceases to Beneficially Own any Registrable Securities (the date on which this Agreement terminates, the “Termination Date”).

(b) Notwithstanding the foregoing, the obligations set forth in Section 4 (Specific Enforcement), this Section 5 (Termination), Section 6 (Amendments and Waivers), Section 7 (Assignment), Section 12 (Severability) and Section 13 (Governing Law; Waiver of Jury Trial; Jurisdiction) shall survive termination of this Agreement.

6. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Company and (b) the Registration Rights Parties representing a majority of the total Registrable Securities; provided, however, no amendment or waiver that adversely affects a Registration Rights Party in a manner disproportionate to any adverse effects such amendment or waiver would have on the other Registration Rights Parties hereunder shall be enforceable against such adversely affected Registration Rights Party without the written consent of such adversely affected Registration Rights Party. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

7. Assignment.

(a) Neither this Agreement nor any of the rights, duties, interests or obligations of the Company hereunder shall be assigned or delegated by the Company in whole or in part without the prior written consent of the Registration Rights Parties party hereto.

(b) No Seller may assign or delegate such Seller’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a Transfer of Seller Shares by such Seller to a Permitted Transferee in accordance with the terms of this Agreement and this Section 7.

(c) This Agreement and the provisions hereof shall, subject to Section 7(b), inure to the benefit of, shall be enforceable by and shall be binding upon the respective assigns and successors in interest of each Seller, as applicable, including with respect to any of such Seller’s Seller Shares that are Transferred to a Permitted Transferee in accordance with the terms of this Agreement.

(d) No assignment in accordance with this Section 7 by any party hereto (including pursuant to a Transfer of any Seller’s Seller Shares) of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company or any other party hereto unless the Company shall have received (i) written notice of such assignment as provided in Section 15 and (ii) the executed written agreement, in a form reasonably satisfactory to the Company, of the assignee to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement) as fully as if it were an initial signatory hereto. No Person to whom any Seller’s Seller Shares are Transferred shall be considered a Permitted Transferee for purposes of this Agreement unless and until the Person to whom such securities are Transferred has executed a written agreement as provided in clause (ii) of the preceding sentence.

(e) Notwithstanding anything to the contrary contained in this Section 7 or elsewhere in this Agreement, any Registration Rights Party may assign its rights under Section 2 in respect of any Registrable Securities to any Person to whom it Transfers such Registrable Securities, provided that such Transfer is not in violation of this Agreement and such Registrable Securities continue to constitute Registrable Securities following such Transfer.

(f) Any assignment made other than as provided in this Section 7 shall be null and void.

(g) Notwithstanding anything herein to the contrary, for purposes of determining the number of shares of capital stock of the Company held by each Seller, the aggregate number of shares so held by such Seller shall include any shares of capital stock of the Company Transferred or assigned to a Permitted Transferee in accordance with the provisions of this Section 7; provided, that any such Permitted Transferee has executed a written agreement agreeing to be bound by the terms and provisions of this Agreement as contemplated by Section 7(d).

8. Other Rights. Subject to the terms of this Agreement, each Seller shall retain the full rights of a holder of shares of capital stock of the Company with respect to its Seller Shares, including, without limitation, the right to dispose of and vote its Seller Shares subject to this Agreement, and no other Seller shall have any right to dispose of or vote, or cause the disposition or vote of, such Seller Shares. The obligations of each Seller hereunder are several and not joint with the obligations of any other Seller, and no Seller shall be responsible in any way for the performance of the obligations of any other Seller hereunder. Nothing contained herein, and no action taken by any Seller pursuant hereto, shall be deemed to constitute the Sellers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sellers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. In furtherance of (but without limiting) the foregoing, each Seller hereby acknowledges and agrees that (a) the Sellers have entered into this single Agreement at the request, and for the convenience, of the Company (with each Seller being separately represented by its own counsel), (b) each Seller shall be entitled to independently protect and enforce its rights including, without limitation, its rights arising out of this Agreement, and (c) no Seller shall have any right to enforce this Agreement against any other Seller, nor shall any Seller compel or seek to compel the Company to enforce this Agreement against any other Seller, and such right to enforce this Agreement against any Seller shall be solely and exclusively vested in the Company.

9. Seller Information. Each Seller agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Seller in order for the Company to make determinations under this Agreement.

11. Other Registration Rights. Each Seller acknowledges that the Company is party to the Existing Registration Rights Agreements and that nothing in this Agreement shall derogate from the rights of the parties thereto and their respective permitted transferees as set forth therein as of the date hereof.

12. Severability. Whenever possible, each provision hereof (or part thereof) shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision hereof (or part thereof) or the application of any such provision (or part thereof) to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision (or part thereof) shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions hereof. Furthermore, in lieu of such illegal, invalid or unenforceable provision (or part thereof), there shall be added automatically as a part hereof a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision (or part thereof) as may be possible.

13. Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Agreement, in each case, without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTION AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HERETO. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the parties hereto submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or, in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or Proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 13, however, shall affect the right of any party hereto to serve legal process in any other manner permitted by law or at equity. Each party hereto agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

14. Counterparts. This Agreement and the other agreements, certificates, instruments and documents delivered pursuant to this Agreement may be executed and delivered in one or more counterparts and by e-mail, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No party hereto shall raise the use of e-mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail as a defense to the formation or enforceability of a Contract and each party hereto forever waives any such defense.

15. Notices. All notices, demands, requests, instructions, claims, consents, waivers and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment), (b) when received by e-mail prior to 5:00 p.m. Eastern Time on a Business Day, and, if otherwise, on the next Business Day, (c) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (d) three (3) days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 15, notices, demands and communications to the Sellers shall be sent to the addresses indicated on Exhibit A (or to such other address or addresses as the Sellers may from time to time designate in writing).

16. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings and discussions, whether written or oral, relating to such subject matter in any way. Furthermore, this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations and no Person has any special relationship with another Person that would justify any expectation beyond that of an ordinary Person in an arm’s-length transaction.

17. Effectiveness. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall be effective upon the closing of the Transactions. If the Purchase and Sale Agreements are terminated in accordance with their respective terms, this Agreement shall terminate concurrently therewith and shall be of no further force and effect.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PRESIDIO PRODUCTION COMPANY

By:	/s/ Brett Barnes
Name:	Brett Barnes
Title:	Executive Vice President and General Counsel

[Signature Page to Registration Rights Agreement]

CANYON CREEK ENERGY – ARKOMA, LLC

By:	/s/ R. Luke Essman
Name:	R. Luke Essman
Title:	President and CEO

[Signature Page to Registration Rights Agreement]

ALCHEMIST ENERGY LEASECO, LP

By:	/s/ Morgan Hinchcliffe
Name:	Morgan Hinchcliffe
Title:	Co-Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HARBOR ISLAND, LLC

By:	/s/ Paul Shiverick
Name:	Paul Shiverick
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

FBF ENERGY, LLC

By:	/s/ R. Luke Essman
Name:	R. Luke Essman
Title:	Manager

[Signature Page to Registration Rights Agreement]

HARVARD PETROLEUM COMPANY, LLC

By:	/s/ Jeff Harvard
Name:	Jeff Harvard
Title:	President & Manager

[Signature Page to Registration Rights Agreement]

EAST DENNIS OIL COMPANY, LLC

By:	/s/ Sam Shiverick
Name:	Sam Shiverick
Title:	Principal

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Name	Notice Information	Stock Closing Payment	Closing Adjustment Shares	Holdback Shares
Canyon Creek Energy – Arkoma, LLC	615 E 4th Street Tulsa, Oklahoma 74120 Attention: R. Luke Essman Email: lessman@cceok.com With a copy to (which shall not constitute notice): Spencer Fane LLP 4100 First Place Tower 15 East Fifth Street Tulsa, Oklahoma 74103 Attention: J. Ryan Sacra Email: rsacra@spencerfane.com	642,221	3,869	333,907
Alchemist Energy LeaseCo, LP	545 E. John Carpenter Fwy, Suite 1550 Irving, TX 75062 Attention: Morgan Hinchcliffe Email: morgan@alchemist.energy	528,654	—	368,043
FBF Energy, LLC	615 E 4th Street Tulsa, OK 74120 Attention: R. Luke Essman Email: lessman@fbfenergy.com	8,004	—	3,295
East Dennis Oil Company, LLC	3808 S. Hills CIR Fort Worth, TX 71609 Attention: Sam Shiverick Email: sam@buckhornproduction.com	3,952	—	1,627
Harbor Island, LLC	P.O. Box 2589 Palm Beach, FL 33480 Attention: Paul Shiverick Email: paulshiverick@gmail.com	22,727	—	9,357
Harvard Petroleum Company, LLC	200 E. 2nd Street Roswell, NM 88201 Attention: Jeff Harvard Email: jharvard@hpcnm.com	25,912	—	10,672